UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2008

_________________________________________________________________________________
SulphCo, Inc.
_________________________________________________________________________________
(Exact name of registrant as specified in charter)

Nevada	001-32636	88-0224817
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N., Suite 190
Houston, Texas  77043
(Address of principal executive offices)  (Zip Code)

(713) 896-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2008, SulphCo, Inc. (the “Company”) and Brian J. Savino, the Company’s President, entered into that certain Severance Agreement and General Release, dated as of March 8, 2008, (the “Severance Agreement”) providing for the terms of the resignation of Mr. Savino as President of the Company.

The material terms of the Severance Agreement, together with a description of material relationships between Mr. Savino and the Company, are contained in Item 5.02 of this Report.

The Severance Agreement has been filed as Exhibit 10.1 to this Report.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 8, 2008, Brian J. Savino resigned as President of the Company by mutual agreement with the Company. The Company has no immediate plans to fill the vacancy. M. Clay Chambers, the Company’s Chief Operating Officer, will assume Mr. Savino’s responsibilities with respect to project development.

In connection with Mr. Savino’s resignation, the Company and Mr. Savino entered into the Severance Agreement with an effective date of March 8, 2008, which provides for Mr. Savino to retain 66,666 of the 200,000 options previously granted to him under his Executive Employment Agreement with the Company, dated March 9, 2007, and to receive payments comprised of (1) $150,000, less legally required withholdings and deductions, payable in equal installments in accordance with the Company’s regular payroll cycle over the next two months; (2) an amount equal to accrued and unused vacation days, less legally required withholdings and deductions (3) the amount of reasonable business expenses incurred on behalf of the Company and submitted to the Company in accordance with the Company’s regular expense reimbursement policies not yet reimbursed and (4) a lump sum payment equal to $25,500, less legally required withholdings and deductions payable within thirty days of March 8, 2008, all in lieu of the severance payment provided for under the Executive Employment Agreement. The remaining 133,334 options previously granted to Mr. Savino under the Executive Employment Agreement were cancelled pursuant to the Separation Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Brian J. Savino - Severance Agreement and General Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SulphCo, Inc.

Dated as of: March 13, 2008	By:	/s/ Stanley W. Farmer
Name: Stanley W. Farmer
Title: Vice President and Chief Financial Officer